UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023 (May 23, 2023)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Background

As previously reported in a Form 12b-25 Notification of Late Filing filed by Aclarion, Inc. (the “Company”) on May 16, 2023, the Company has been delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”).

As previously disclosed, the Company has been in the process of restating certain financial information contained in its previously filed Form 10-K for the year ended December 31, 2022. The Company expects to file an Amendment No. 1 to its 2022 Annual Report on Form 10-K containing the restated financial information very shortly. The restatement of the Company's financial statements for the fiscal year ended December 31, 2022 does not have any impact on the Company’s cash position, cash flow, revenues or liquidity for the 2022 fiscal year.

Once such amendment has been filed, the Company anticipates it will be able to file the Form 10-Q shortly thereafter.

Nasdaq Notice Regarding Late Filing of 10-Q Report

On May 23, 2023, the Company received a notice from Nasdaq notifying the Company that because the Company remains delinquent in filing its Form 10-Q, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC.

The notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s securities on Nasdaq. However, if the Company would fail to timely regain compliance with Rule 5250(c)(1), the Company’s securities would be subject to delisting from Nasdaq.

Under the Nasdaq rules, the Company has until July 22,2023 (60 days after Nasdaq’s notice) to submit a plan to regain compliance with the Rule 5250(c)(1).

The Company expects that the Form 10-Q will be filed well in advance of such July 22, 2023 date. The Company believes that it will regain compliance with Rule 5250(c)(1) once the Form 10-Q is filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACLARION, INC.

By:	/s/ John Lorbiecki
Name:	John Lorbiecki
Title:	Chief Financial Officer

May 30, 2023

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